DEFINED DURATION 20 ETF Ticker Symbol: DDXX Listed on CBOE BZX Exchange, Inc.	SUMMARY PROSPECTUS October 28, 2025 https://disciplinefunds.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated October 26, 2025, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://disciplinefunds.com/ddxx/. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The Defined Duration 20 ETF (the “Fund”) seeks long term growth of capital.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.25%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses[1]	0.09%
Total Annual Fund Operating Expenses	0.34%
Fee Waivers[2]	(0.09%)
Total Annual Fund Operating Expenses After Fee Waiver	0.25%
1 Other Expenses and Acquired Fund Fees and Expenses (“AFFE”) are estimated for the current fiscal year. AFFE are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies.
2 The Fund’s investment adviser has contractually agreed to reduce its management fee from 0.25% to 0.16% of the Fund’s average daily net assets. This Agreement will remain in place until November 30, 2026 unless terminated sooner by the Trustees.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$26	$100
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.
PRINCIPAL INVESTMENT STRATEGIES
The Fund’s Investment Strategy
The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in a portfolio of other large, broad-based or factor- or style-based (e.g., based on value, growth, or momentum) equity ETFs that the Sub-Adviser (Orcam Financial Group, LLC d/b/a Discipline Funds) believes can improve the Fund’s relative stock returns when compared to a traditional diversified market cap-weighted index fund. The Fund will provide a globally diversified portfolio, which will be systematically reallocated depending on the Sub-Adviser’s assessment of the risks and potential returns in the then-current market environment. The Fund will seek long-term growth of capital.

The Methodology
The Sub-Adviser uses a systematic, data-driven algorithm designed to calculate the current risk level of global equity markets based on market valuations and macroeconomic data, including measurements like interest rate levels, gross domestic product (GDP), and consumer price index changes. The Sub-Adviser also quantifies the time horizon over which an instrument can be expected to generate reasonable rates of returns, similar to fixed income duration calculations (“Defined Duration”). The duration of a stock measures the sensitivity of an equity’s price to changes in overall market conditions. It represents the estimated point in time, adjusted for inflation, at which the broad market is expected to recover its value and break even over a specified time horizon. The algorithm estimates an expected potential maximum drawdown and expected return to quantify the Defined Duration of stocks.
The algorithm is updated monthly. Depending on the algorithm’s output, the Fund’s portfolio will be reallocated accordingly.
Equity Allocation
The Fund’s typical Defined Duration target is 20 years. The Sub-Adviser uses the algorithm to determine the Fund’s allocation between broad-based equity ETFs and factor- or style-based equity ETFs. The factor- or style-based ETFs may be considered to be aggressive when they invest in assets that generally have higher returns and higher volatility, including ETFs that invest in growth stocks, momentum stocks, small capitalization stocks, and emerging markets stocks. In contrast, the Fund may invest in ETFs that invest in value-oriented, large-capitalization, and developed markets equities that have a less aggressive profile. Depending on the then-current risk level of the equity markets, the allocations among the types of ETFs may shift without limitation.
The Sub-Adviser’s algorithm has determined that the global stock market typically has an average Defined Duration of 10 to 20 years, and consequently, the Fund is expected to maintain a relatively aggressive allocation to achieve an overall Defined Duration at the long end (20 years) of this range. For example, if the current Defined Duration of the global stock market is determined to be 15, then the Fund might hold an equal weight allocation in 15- and 25-year duration equity instruments to help it maintain its average Defined Duration of 20 years. This would equate to an overweight allocation in longer relative duration instruments when compared to the global stock market.
U.S.-Foreign Equity Sleeve Allocation
The Fund’s equity allocation is contingent on the Defined Duration of the underlying equity markets to achieve its Defined Duration target of 20 years. For example, if the Defined Duration of foreign stocks is quantified to be 17 years and the domestic U.S. stock market’s Defined Duration is quantified to be 25, then the Fund would maintain an average weighting of approximately 66% foreign stocks and 34% domestic U.S. stocks to achieve its target of 20 years Defined Duration.
The allocation is designed to maintain broad diversification and will therefore hold a core allocation of market cap weighted global ETFs as well as tilts to different styles or regions based on their Defined Durations. These tilts are designed to improve diversification and help maintain the Fund’s ability to achieve its 20 year average Defined Duration.
The Sub-Adviser evaluates equity ETFs that are publicly traded in U.S. markets. The Fund may hold broad-based, factor-based or style-based U.S., international, global, or emerging markets ETFs. International and global ETFs may have exposure to any foreign markets, whether developed or emerging.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security, such as geopolitical events and environmental disasters. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Foreign Investment Risk. Returns on investments in underlying ETFs that invest foreign securities could be more volatile than, or trail the returns on, ETFs that invest in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.
Emerging Markets Risk. The Fund may invest indirectly in companies organized in developing and emerging market nations, which would typically include countries such as China, India, Taiwan, Thailand, Russia, Peru, Colombia and others. The Fund, however, defers to each underlying Fund’s definition of developing and emerging markets, and the underlying Funds definitions may differ from one another. Nonetheless, investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Growth Investing Risk. The Fund invests in growth securities, which may be more volatile than other types of investments, may perform differently than the market as a whole and may underperform when compared to securities with different investment parameters. Under certain market conditions, growth securities have performed better during the later stages of economic recovery (although there is no guarantee that they will continue to do so). Therefore, growth securities may go in and out of favor over time.
Long Duration Investing Risk. The Fund seeks to invest in equity ETFs with a Defined Duration target of 20 years. Stocks with longer durations are more sensitive to changes in interest rates, which means that as interest rates rise, the present value of future cash flows decreases more significantly. This makes stocks with long durations riskier in a rising interest rate environment.
Fund of Funds Risk. Because it invests primarily in other funds, the Fund’s investment performance largely depends on the investment performance of the selected underlying ETFs. An investment in the Fund is subject to the risks associated with the ETFs that then-currently comprise the Fund’s portfolio. At times, certain of the segments of the market represented by constituent ETFs in the Fund’s portfolio may be out of favor and underperform other segments. The Fund will indirectly pay a proportional share of the expenses of the underlying ETFs in which it invests (including operating expenses and management fees), which are identified in the fee table above as “Acquired Fund Fees and Expenses.” The Adviser has agreed to waive its fees to offset those expenses. If the investment advisory fee waiver is discontinued, an investment in the Fund will entail more costs and expenses than the combined costs and expenses of direct investments in the underlying ETFs.
Quantitative Security Selection Risk. Data for some ETFs and for some of the companies in which the underlying ETFs invest may be less available and/or less current than data for companies in other markets due to various causes, including without limitation, market disruptions, accounting practices, regulatory matters, acts of God, etc. The ETFs selected using a quantitative model could perform differently from the financial markets as a whole, as a result of the characteristics used in the analysis, the weight placed on each characteristic, and changes in the characteristic’s historical trends.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the CBOE BZX Exchange, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.

•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at https://disciplinefunds.com.
INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Orcam Financial Group, LLC dba Discipline Funds (the “Sub-Adviser”)
PORTFOLIO MANAGER
Cullen Roche, Chief Investment Officer of the Sub-Adviser, has been primarily responsible for the day-to-day management of the Fund since its inception in October 2025.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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